UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2004

                             ALIGN TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                         0-32259                 94-3267295
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

         881 Martin Avenue, Santa Clara, California                 95050
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          (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (408) 470-1000

                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

      On July 22, 2004, Align Technology, Inc. ("Align") is announcing its financial results for its second quarter ended June 30, 2004. These financial results are attached hereto as Exhibit 99.1. Exhibit 99.1 shall be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall be deemed incorporated by reference in filings under the Securities Act of 1933, as amended, or the Exchange Act, as applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

   Exhibit No.                         Description
   -----------    --------------------------------------------------------------

     99.1 Financial results for Align Technology, Inc. for its second quarter ended June 30, 2004.

     99.2         Press Release dated July 22, 2004 for Align Technology, Inc.
                  for its second quarter ended June 30, 2004 (furnished and not filed herewith pursuant to Item 12).

ITEM 12. Results of Operations and Financial Condition

      On July 22, 2004, Align is issuing a press release and holding a conference call regarding its financial results for its second quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K. Align is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

      The information contained in this Item 12 and in Exhibit 99.2 shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of Align, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2004                           Align Technology, INC.

                                               By: /s/ Eldon M. Bullington
                                                   -----------------------------
                                                   Eldon M. Bullington
                                                   Vice President of Finance and
                                                   Chief Financial Officer


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

                                INDEX TO EXHIBITS

Exhibit No.                           Description
-----------       --------------------------------------------------------------

   99.1 Financial results for Align Technology, Inc. for its second quarter ended June 30, 2004.

   99.2           Press Release dated July 22, 2004 for Align Technology, Inc.
                  for its second quarter ended June 30, 2004 (furnished and not filed herewith pursuant to Item 12).